UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 1, 2024
Date of Report (Date of earliest event reported)

GALAXY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Wyoming	333-258034	86-1370102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1701 Charles Iam Court, Las Vegas, Nevada 89117
(Address of principal executive offices)

(702) 596-9628
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On October 24, 2024, the Board of Directors and the audit committee of Galaxy Enterprises Inc (the “Company”) approved the engagement of LAO Professional Services as the Company’s independent registered public accounting firm for the fiscal year ended July 31, 2024, effective immediately, and dismissed Olayinka Oyebola & Co (OOC) as the Company’s independent registered public accounting firm.

Until LAO Professional Services was engaged on October 28, 2024, OOC was the Company’s auditor and had audited the Company’s financial statements for the fiscal years ended July 31, 2023

The reason for the dismissal of OOC and the engagement of LAO Professional Services is due to the charges brought by the SEC against OOC for allegedly aiding and abetting a securities fraud, the risk of continuing with OOC as the Company’s auditor is no longer tolerable to the Company.

OOC's reports on the financial statements of the Company for the years ended July 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the course of OOC’s engagement there were no disagreements with OOC on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of OOC, would have caused OOC to make reference to the matter in its audit opinion. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the period OOC was engaged as the Company’s auditor.

The Company provided a copy of the foregoing disclosures to OOC and requested that OOC furnish it with a letter addressed to the Securities and Exchange Commission stating whether OOC agrees with the above statements. A copy of OOC’s letter, dated November 20, 2024, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
16.1	Letter from OOC dated November 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY ENTERPRISES, INC.

Dated: November 21, 2024	By:	/s/ Greg Navone
Chief Executive Officer